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SCHEDULE 14A

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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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Pershing Square Capital Management, L.P. and certain affiliates (“Pershing Square”) posted the following material to www.ADPascending.com:

ADP Ascending Home How To Vote The Nominees Investor Materials Reactions Contact HELP ADP ACHIEVE ITS FULL POTENTIAL. VOTE THE GOLD CARD TODAY 11/1/2017 ADP Ascending The Choice for Shareholders Download Presentation Every Vote Matters! How To Vote Vote Online Vote By Phone Sign Up For Email Updates Email* Read Pershing Square’s Letter to ADP’s Board November 1, 2017 View Letter Read Pershing Square’s Letter to ISS October 30, 2017 View Letter Read Pershing Square’s Letter to Shareholders October 27, 2017 View Letter Pershing Square’s ADP Presentation to Shareholders October 11, 2017 Download Presentation Download Supporting Materials ADP: The Time is Now Presentation & Executive Summary Download Executive Summary Download Full Presentation Read Pershing Square’s Weekly Questions to ADP View Questions The Nominees For ADP’s Transformation Meet Pershing Square’s nominees for election to the Board of ADP: Bill Ackman and independent directors Veronica M. Hagen and V. Paul Unruh Bill Ackman » Veronica M. Hagen » V. Paul Unruh » Timeline November 1, 2017 Pershing Square CEO Bill Ackman Appears on Bloomberg Pershing Square CEO Bill Ackman appears on Bloomberg Markets with Vonnie Quinn. November 1, 2017 Pershing Square Hosts Webcast Pershing Square hosts a public webcast for ADP shareholders in order to summarize its plan for ADP’s transformation, address misleading information conveyed by ADP, and detail the choice that shareholders have at the November 7th annual meeting. November 1, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Squawk Box. November 1, 2017 ADP Issues Letter to Stockholders November 1, 2017 ADP Responds to Pershing Square’s Press Releases November 1, 2017 Pershing Square Sends Letter to ADP’s Board Pershing Square sends a letter to ADP’s Board which assures them that Pershing Square is committed to working constructively with the Board and management while expressing disappointment about ADP’s continued misleading statements. October 31, 2017 Pershing Square Releases Third in a Series of Videos for Shareholders Pershing Square’s Nominees for ADP’s Transformation continue their open dialogue with ADP shareholders about the opportunity for improvement at ADP. October 31, 2017 ADP Releases a Response to Pershing Square’s October 30th letter to ISS October 30, 2017 Pershing Square Sends Letter to ISS Pershing Square sends a letter to Institutional Shareholder Services expressing concern that ADP provided ISS with non-public, inaccurate and misleading information, claims, and arguments which were relied upon by ISS in making its recommendation. October 30, 2017 Pershing Square Demands that ADP Provide Supporting Details or Immediately Retract its Misleading Claim about its Plans to Improve its Operating Margins Pershing Square asks ADP to provide support for, or retract, its unsupported claim that its plan will deliver “500 basis points” of margin expansion over the next three years. October 30, 2017 ADP Chairman John Jones Sends Letter to Stockholders October 27, 2017 Pershing Square Publishes Letter to Shareholders Pershing Square publishes a letter to ADP shareholders emphasizing the recommendations from independent proxy advisory firms and highlighting ADP’s underperformance. The firm also issues the eighth in a series of public questions for ADP. October 27, 2017 ADP Sends Letter to Stockholders October 25, 2017 Proxy Advisory Firm ISS Supports the Election of Pershing Square’s Bill Ackman to ADP’s Board ISS supports the election of Bill Ackman to ADP’s board as he offers a strong understanding of the company and a valuable shareholder perspective. October 24, 2017 Proxy Advisory Firm Egan-Jones Joins Glass Lewis In Recommending ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation Egan-Jones joins Glass Lewis in recommending ADP shareholders vote for Bill Ackman, Veronica Hagen, and Paul Unruh on the GOLD proxy card, citing their ability to address operational inefficiencies and strengthen corporate governance. October 23, 2017 Proxy Advisory Firm Glass Lewis Recommends ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation Glass Lewis recommends ADP shareholders vote for Bill Ackman, Veronica Hagen, and Paul Unruh on the GOLD proxy card, citing an independent perspective and real-world experience in achieving operating efficiencies. October 23, 2017 ADP Comments on Glass Lewis Recommendation October 23, 2017 Pershing Square Releases Seventh Question for ADP Pershing Square issued the seventh in a series of public questions for ADP. October 19, 2017 Pershing Square’s Nominees for ADP’s Transformation Participate in a Fireside Chat Pershing Square’s nominees Bill Ackman, Veronica Hagen and Paul Unruh discuss their experience and ideas for ADP in a panel discussion moderated by Sanford C. Bernstein & Co. Senior Analyst Lisa Ellis. October 19, 2017 Pershing Square Releases Additional Questions for ADP Pershing Square issued two additional public questions for ADP. October 18, 2017 ADP Issues a Release Including a Letter to Stockholders and a Video Featuring CEO Carlos Rodriguez and Chairman John Jones October 17, 2017 Pershing Square Announces a Fireside Chat with Its Nominees for ADP’s Transformation Pershing Square announces a fireside chat with its nominees for ADP’s transformation, hosted and moderated by Sanford C. Bernstein & Co. Senior Analyst Lisa Ellis. October 16, 2017 Pershing Square Highlights Independent Research Survey Results on ADP Pershing Square highlights the results of an independent ADP shareholder survey, conducted by Sanford C. Bernstein & Co. October 11, 2017 Pershing Square Publishes Presentation to Shareholders Pershing Square publishes a presentation to shareholders. October 10, 2017 Pershing Square Hosts Live Webcast for ALL ADP Shareholders Pershing Square hosts live webcast for retail and individual investors. October 10, 2017 Pershing Square Releases Fourth in a Series of Questions for ADP Pershing Square issued the fourth in a series of public questions for ADP. October 5, 2017 ADP Sends Letter to Stockholders October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP Pershing Square issued the third in a series of unanswered public questions for ADP. October 4, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Mad Money with Jim Cramer. October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 Pershing Square announces that it will hold a live webcast on the evening of October 10th for all shareholders. The firm also released the second in a series of videos for shareholders. September 28, 2017 Pershing Square Releases Letter to Shareholders Pershing Square releases a letter to shareholders highlighting margin improvement at CDK and Solera after being disposed of by ADP. The firm also issued the second in a series of public questions for ADP. September 25, 2017 Pershing Square Releases Detailed Response to ADP’s Presentation Pershing Square responds to ADP’s September 12th presentation noting that ADP overstated total shareholder return during CEO Carlos Rodriguez’s tenure. September 22, 2017 ADP denies Pershing Square’s Request for the Use of a Universal Proxy Card Pershing Square had previously proposed the use of a universal proxy card, one of the hallmarks of good corporate governance in contested elections. ADP rejected Pershing Square’s request. September 20, 2017 September 20, 2017 Pershing Square Issues Press Release Pershing Square issues a press release announcing the release of: a letter to shareholders, the first in a series of unanswered questions for ADP, and the first in a series of videos for shareholders. September 20, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Halftime Report with Scott Wapner: September 15, 2017 Pershing Square Sends Letter to ADP Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. September 13, 2017 Pershing Square Responds to ADP Presentation Pershing Square responds to ADP’s September 12, 2017, presentation noting that ADP’s “Focused Transformation Strategy” demonstrates a lack of recognition for the enormous value-creation opportunity that exists at ADP. September 12, 2017 ADP Files Investor Presentation ADP Files Investor Presentation September 7, 2017 Pershing Square Sends Letter to ADP Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting Pershing Square Reminds Investors that the record date for voting at ADP’s 2017 annual meeting is September 8, 2017 September 6, 2017 Pershing Square Comments on September 5th
Meeting with ADP Board Pershing Square Comments September 5th on Meeting with ADP Board and Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting Pershing Square files a definitive proxy statement with the SEC for the election of William A. Ackman, Veronica M. Hagen and V. Paul Unruh to the ADP Board. August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31, 2017, Veronica M. Hagen and V. Paul Unruh each beneficially own 3,000 shares of Common Stock of ADP. August 24, 2017 Pershing Square Sends Letter to ADP Pershing Square asks ADP to identify any specific areas of interest for discussion at the upcoming September 5th meeting. August 21, 2017 Pershing Square Issues Statement Regarding ADP Pershing Square responds to ADP’s decision not to nominate Pershing Square’s candidates for election to the Board and notes that ADP has failed to respond to any of the issues raised in Pershing Square’s August 17, 2017 presentation. August 21, 2017 ADP Board Rejects Pershing Square Nominees ADP’s board of directors votes against the nomination of Pershing Square’s three candidates for election. August 17, 2017 ADP Comments on Pershing Square Investor Presentation ADP comments on Pershing Square’s presentation without responding to any of the issues raised by Pershing Square. August 17, 2017 Pershing Square Presents “ADP: The Time is Now” Pershing Square details its investment thesis on ADP in a webcast for investors and analysts. August 16, 2017 Pershing Square Announces Details for Webcast Pershing Square provides access details for its webcast on Thursday, August 17, 2017, at 9:00 AM EDT. August 14, 2017 Pershing Square Files its Preliminary Proxy Statement Pershing Square files its preliminary proxy statement with the SEC which provides a detailed background of communications between Pershing Square and ADP. August 7, 2017 ADP Comments on Pershing Square Capital Management’s Nomination of Directors ADP issues a statement in response to Pershing Square’s nomination of three directors. August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP Pershing Square proposes Bill Ackman and independent nominees Veronica M. Hagen and V. Paul Unruh for election to the Board of ADP. It also announces it will hold a webcast on August 17, 2017. August 4, 2017 Pershing Square Announces Investment in ADP Pershing Square confirms it has acquired an 8% stake in ADP and expresses disappointment regarding ADP’s decision not to extend the nominating deadline, which could have facilitated constructive discussions. August 4, 2017 ADP Says Pershing Square Capital Management Seeking Control of ADP ADP incorrectly claims that Pershing Square is seeking five seats and effective control of its Board and denies Pershing Square’s request for an extension to ADP’s nominating deadline. News Slide 0 News Slide 1 News Slide 2 News Slide 3 News Slide 4 News Slide 5 News Slide 6 News Slide 7 News Slide 8 News Slide 9 News Slide 10 News Slide 11 News Slide 12 News Slide 13 News Slide 14 News Slide 15 News Slide 16 News Slide 17 Investor Relations © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings Proxy Statement

ADP Ascending Home How To Vote The Nominees Investor Materials Reactions Contact TIMELINE Timeline Press Releases Presentations & Videos Questions Letters & Filings November 1, 2017 Pershing Square CEO Bill Ackman Appears on Bloomberg Pershing Square CEO Bill Ackman appears on Bloomberg Markets with Vonnie Quinn. VIEW VIDEO November 1, 2017 Pershing Square Hosts Webcast Pershing Square hosts a public webcast for ADP shareholders in order to summarize its plan for ADP’s transformation, address misleading information conveyed by ADP, and detail the choice that shareholders have at the November 7th annual meeting. VIEW VIDEO
VIEW PRESS RELEASE November 1, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Squawk Box. VIEW VIDEO
VIEW VIDEO (Part 2) November 1, 2017 ADP Issues Letter to Stockholders VIEW PRESS RELEASE November 1, 2017 ADP Responds to Pershing Square’s Press Releases VIEW PRESS RELEASE November 1, 2017 Pershing Square Sends Letter to ADP’s Board Pershing Square sends a letter to ADP’s Board which assures them that Pershing Square is committed to working constructively with the Board and management while expressing disappointment about ADP’s continued misleading statements. VIEW PRESS RELEASE
VIEW LETTER October 31, 2017 Pershing Square Releases Third in a Series of Videos for Shareholders Pershing Square’s Nominees for ADP’s Transformation continue their open dialogue with ADP shareholders about the opportunity for improvement at ADP. VIEW PRESS RELEASE
VIEW VIDEO October 31, 2017 ADP Releases a Response to Pershing Square’s October 30th letter to ISS VIEW PRESS RELEASE October 30, 2017 Pershing Square Sends Letter to ISS Pershing Square sends a letter to Institutional Shareholder Services expressing concern that ADP provided ISS with non-public, inaccurate and misleading information, claims, and arguments which were relied upon by ISS in making its recommendation. VIEW PRESS RELEASE
VIEW LETTER October 30, 2017 Pershing Square Demands that ADP Provide Supporting Details or Immediately Retract its Misleading Claim about its Plans to Improve its Operating Margins Pershing Square asks ADP to provide support for, or retract, its unsupported claim that its plan will deliver “500 basis points” of margin expansion over the next three years. VIEW PRESS RELEASE October 30, 2017 ADP Chairman John Jones Sends Letter to Stockholders VIEW PRESS RELEASE October 27, 2017 Pershing Square Publishes Letter to Shareholders Pershing Square publishes a letter to ADP shareholders emphasizing the recommendations from independent proxy advisory firms and highlighting ADP’s underperformance. The firm also issues the eighth in a series of public questions for ADP. VIEW PRESS RELEASE October 27, 2017 ADP Sends Letter to Stockholders VIEW PRESS RELEASE October 25, 2017 Proxy Advisory Firm ISS Supports the Election of Pershing Square’s Bill Ackman to ADP’s Board ISS supports the election of Bill Ackman to ADP’s board as he offers a strong understanding of the company and a valuable shareholder perspective. VIEW PRESS RELEASE October 24, 2017 Proxy Advisory Firm Egan-Jones Joins Glass Lewis In Recommending ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation Egan-Jones joins Glass Lewis in recommending ADP shareholders vote for Bill Ackman, Veronica Hagen, and Paul Unruh on the GOLD proxy card, citing their ability to address operational inefficiencies and strengthen corporate governance. VIEW PRESS RELEASE October 23, 2017 Proxy Advisory Firm Glass Lewis Recommends ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation Glass Lewis recommends ADP shareholders vote for Bill Ackman, Veronica Hagen, and Paul Unruh on the GOLD proxy card, citing an independent perspective and real-world experience in achieving operating efficiencies. VIEW PRESS RELEASE October 23, 2017 ADP Comments on Glass Lewis Recommendation VIEW PRESS RELEASE October 23, 2017 Pershing Square Releases Seventh Question for ADP Pershing Square issued the seventh in a series of public questions for ADP. VIEW PRESS RELEASE October 19, 2017 Pershing Square’s Nominees for ADP’s Transformation Participate in a Fireside Chat Pershing Square’s nominees Bill Ackman, Veronica Hagen and Paul Unruh discuss their experience and ideas for ADP in a panel discussion moderated by Sanford C. Bernstein & Co. Senior Analyst Lisa Ellis. VIEW VIDEO October 19, 2017 Pershing Square Releases Additional Questions for ADP Pershing Square issued two additional public questions for ADP.
VIEW PRESS RELEASE October 18, 2017 ADP Issues a Release Including a Letter to Stockholders and a Video Featuring CEO Carlos Rodriguez and Chairman John Jones VIEW PRESS RELEASE October 17, 2017 Pershing Square Announces a Fireside Chat with Its Nominees for ADP’s Transformation Pershing Square announces a fireside chat with its nominees for ADP’s transformation, hosted and moderated by Sanford C. Bernstein & Co. Senior Analyst Lisa Ellis. VIEW PRESS RELEASE October 16, 2017 Pershing Square Highlights Independent Research Survey Results on ADP Pershing Square highlights the results of an independent ADP shareholder survey, conducted by Sanford C. Bernstein & Co. VIEW PRESS RELEASE October 11, 2017 Pershing Square Publishes Presentation to Shareholders VIEW PRESENTATION VIEW SUPPORTING MATERIALS October 10, 2017 Pershing Square Hosts Live Webcast for ALL ADP Shareholders VIEW VIDEO October 10, 2017 Pershing Square Releases Fourth in a Series of Questions for ADP Pershing Square issued the fourth in a series of public questions for ADP. VIEW PRESS RELEASE October 5, 2017 ADP Sends Letter to Stockholders VIEW PRESS RELEASE October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP Pershing Square issued the third in a series of unanswered public questions for ADP. VIEW PRESS RELEASE October 4, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Mad Money with Jim Cramer. VIEW VIDEO October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 Pershing Square announces that it will hold a live webcast on the evening of October 10th for all shareholders. The firm also released the second in a series of videos for shareholders. VIEW PRESS RELEASE September 28, 2017 Pershing Square Releases Letter to Shareholders Pershing Square releases a letter to shareholders highlighting margin improvement at CDK and Solera after being disposed of by ADP. The firm also issued the second in a series of public questions for ADP. VIEW PRESS RELEASE September 25, 2017 Pershing Square Releases Detailed Response to ADP’s Presentation Pershing Square responds to ADP’s September 12th presentation noting that ADP overstated total shareholder return during CEO Carlos Rodriguez’s tenure. VIEW PRESS RELEASE September 22, 2017 ADP denies Pershing Square’s Request for the Use of a Universal Proxy Card Pershing Square had previously proposed the use of a universal proxy card, one of the hallmarks of good corporate governance in contested elections. ADP rejected Pershing Square’s request. VIEW LETTER September 20, 2017 Pershing Square Issues Press Release Pershing Square issues a press release announcing the release of: a letter to shareholders, the first in a series of unanswered questions for ADP, and the first in a series of videos for shareholders. VIEW PRESS RELEASE September 20, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Halftime Report with Scott Wapner: VIEW VIDEOS September 15, 2017 Pershing Square Sends Letter to ADP Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. VIEW FILING Sign up for email updates: Top of Form 1
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Contacts Pershing Square
Fran McGill
212 909 2455
McGill@persq.com Rubenstein
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212 843 8293
smurray@rubenstein.com Eric Kuo
212 843 8494
ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings Proxy Statement

Pershing Square posted the following material to their Twitter page relating to Automatic Data Processing, Inc. (the “Company”):

ADP Ascending
@ADPascending
Independent analysts agree our board
nominees have the business transformation
and operating efficiency experience ... [1/2]
8:55AM· 2 Nov 2017 1

ADP Ascending
@ADPascending
to help $ADP achieve its full potentia l.
#VoteGOLD to bring their innovative ideas to
the company [2/2]
8:56 AM - 2 Nov 2017

ADP Ascending
@ADPascending
Independent proxy advisory firm Glass Lewis
supports our nominees for ADP’s
transformation #VoteGOLD
Proxy Advisory Firm Glass Lewis Recommends ADP Share ...
Pershing Square Capital Management, L.P. (“Perslling Square”),
announced today that Glass, Lewis & Co., LLC (“Glass Lewis&rdq
businessWire.com
11:00 AM - 2 Nov 2017

Pershing Square posted the following material to their Facebook page relating to the Company:

ADP Ascending
Published by Global Strategy Group [?] - Just now
“We believe (Pershing Square’s] nominees would each and collectively bring a fresh independent perspective, new ideas, recent and practical experience achieving operational efficiencies, implementing a business transformation plan and realizing cost savings, as well as financial expertise and an owner’s mentality to the ADP board.” - Glass Lewis
Vote Online Vote By Phone Vote By Mail
Vote GOLD to Help ADP Achieve Its Full Potential
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